Exhibit 99.2 U.S. Bancorp 1Q16 Earnings Conference Call Richard K. Davis Chairman and CEO April 20, 2016 Kathy Rogers Vice Chairman and CFO

U.S. BANCORP  |
Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.
Global
financial
markets
could
experience
a
recurrence
of
significant
turbulence,
which
could
reduce
the
availability
of
funding
to
certain
financial
institutions
and
lead
to
a
tightening
of
credit,
a
reduction
of
business
activity,
and
increased
market
volatility.
Stress
in
the
commercial
real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2015, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S.
Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties.  Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This
presentation
includes
non-GAAP
financial
measures
to
describe
U.S.
Bancorp’s
performance.
The
calculations
of
these
measures
are
provided
within
or
in
the
appendix
of
the
presentation.
These
disclosures
should
not
be
viewed
as
a
substitute
for
operating
results
determined
in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. BANCORP  |
1Q16 Highlights
•
Net income of $1.4 billion; $0.76 per diluted common share.
•
Average loans grew 2.2% vs. 4Q15 (1.6% excluding the Fidelity card portfolio acquisition) and 5.8% vs 1Q15 (5.2% excluding the Fidelity card portfolio acquisition).
•
Average deposits grew 0.5% vs. 4Q15 and 6.3% vs. 1Q15.
•
Continued strength in payment-related fee revenue led by a year-over-year increase in credit and debit card revenue of 10.4%
•
Nonperforming assets increased 12.9% linked quarter, primarily driven by deterioration in the energy portfolio.  Excluding the energy portfolio, credit quality was stable.
•
Linked quarter NCOs were up 3% or $10 million to $315 million. The NCO ratio was up 1bp to 0.48%
•
Returned 80% of earnings to shareholders through dividends and share buybacks

U.S. BANCORP  |
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity
Return on Avg Assets
Efficiency Ratio
Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
14.1%
14.3%
14.1%
13.7%
13.0%
1.44%
1.46%
1.44%
1.41%
1.32%
1.0%
1.5%
2.0%
2.5%
3.0%
8%
11%
14%
17%
20%
1Q15
2Q15
3Q15
4Q15
1Q16
54.3%
53.2%
53.9%
53.9%
54.6%
3.08%
3.03%
3.04%
3.06%
3.06%
1.6%
2.2%
2.8%
3.4%
4.0%
48%
52%
56%
60%
64%
1Q15
2Q15
3Q15
4Q15
1Q16

U.S. BANCORP  |
Revenue Growth
Notable items:
3Q15 Visa gain $135 million, student loan market value adjustment ($58) million
Taxable-equivalent basis
Year-Over-Year Change
1.9%
(2.8%)
3.1%
0.8%
2.7%
$ in millions
$4,906
$5,042
$5,147
$5,211
$5,037
3,500
4,000
4,500
5,000
5,500
1Q15
2Q15
3Q15
4Q15
1Q16

U.S. BANCORP  |
Loan and Deposit Growth
Year-Over-Year Growth
Average Balances
200
230
260
290
320
1Q15
2Q15
3Q15
4Q15
1Q16
Loans
Deposits
2.7%
$250.5
4.2%
$256.7
5.8%
$262.3
5.1%
$248.0
2.5%
$246.6
6.9%
$289.7
6.9%
$294.5
6.3%
$295.9
8.1%
$278.5
8.9%
$285.7
$ in billions
3.8%
adjusted*
4.0%
adjusted*
* Adjusted loan growth excludes student loans, which were transferred from held for sale at the end of 1Q15 and returned to held for investment during
3Q15 and the acquisition of the Fidelity credit card portfolio at the end of 4Q15
5.2%
adjusted*

U.S. BANCORP  |
Credit Quality
Net Charge-offs
Nonperforming Assets
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$ in millions
$279
$296
$292
$305
$315
0.46%
0.48%
0.46%
0.47%
0.48%
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
520
1Q15
2Q15
3Q15
4Q15
1Q16
$1,696
$1,577
$1,567
$1,523
$1,719
0.69%
0.63%
0.61%
0.58%
0.65%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
2,800
1Q15
2Q15
3Q15
4Q15
1Q16

U.S. BANCORP  |
Energy Credit
Loans by Segment
$ in millions, ending balances
Energy
% Change
% Change
All Other
% Change
% Change
1Q16
4Q15
1Q15
vs. 4Q15
vs. 1Q15
1Q16
4Q15
1Q15
vs. 4Q15
vs. 1Q15
Loans
$3,417
$3,183
$3,345
7%
2%
$261,105
$257,666
$241,956
1%
8%
Commitments
11,931
12,118
12,564
-2%
-5%
544,426
536,286
496,328
2%
10%
Nonperforming Assets
$276
$19
$1
NM
NM
$1,443
$1,504
$1,695
-4%
-15%
   NPAs/Loans + OREO %
8.08%
0.60%
0.03%
0.55%
0.58%
0.70%
Energy
1Q16
4Q15
1Q15
Q-Q
Y-Y
Reserves
$310
$172
$87
80%
256%
   Reserves to Loans %
9.1%
5.4%
2.6%
Criticized Commitments
4,167
1,886
1,564
121%
166%
   Total Criticized/Commitments
35%
16%
12%
Investment Grade %
Total Loans
17%
Total Commitments
43%
Unfunded Commitments
54%

U.S. BANCORP  |
Earnings Summary
Taxable-equivalent basis
$ and shares in millions, except per-share data
1Q16
4Q15
1Q15
vs 4Q15
vs 1Q15
Net Interest Income
2,888
$
2,871
$
2,752
$
0.6
4.9
Noninterest Income
2,149
2,340
2,154
(8.2)
(0.2)
Net Revenue
5,037
5,211
4,906
(3.3)
2.7
Noninterest Expense
2,749
2,809
2,665
2.1
(3.2)
Operating Income
2,288
2,402
2,241
(4.7)
2.1
Net Charge-offs
315
305
279
(3.3)
(12.9)
Excess Provision
15
-
(15)
-
-
Income before Taxes
1,958
2,097
1,977
(6.6)
(1.0)
Applicable Income Taxes
557
608
533
8.4
(4.5)
Noncontrolling Interests
(15)
(13)
(13)
(15.4)
(15.4)
Net Income
1,386
1,476
1,431
(6.1)
(3.1)
Preferred Dividends/Other
57
72
66
20.8
13.6
NI to Common
1,329
$
1,404
$
1,365
$
(5.3)
(2.6)
Diluted EPS
$0.76
0.80
$
0.76
$
(5.0)
-
Average Diluted Shares
1,743
1,754
1,789
0.6
2.6
% B/(W)

U.S. BANCORP  |
Net Interest Income
Net Interest Income
Key Points
vs. 1Q15
•
Average earning assets grew $17.4 billion, or 4.8%
•
Net interest margin lower 2 bps (3.06% vs. 3.08%)
Higher rates offset by a continued shift in loan portfolio mix, as well as lower average rates on new securities purchases
and lower reinvestment rates on maturing securities
vs. 4Q15
•
Average earning assets grew $5.1 billion, or 1.4%
•
Net interest margin flat (3.06% vs. 3.06%)
Principally due to the impact of higher rates, partially offset by the continued change in loan portfolio mix
Year-Over-Year Change
1.7%
0.9%
2.7%
2.6%
4.9%
$ in millions
Taxable-equivalent basis
$2,752
$2,770
$2,821
$2,871
$2,888
3.08%
3.03%
3.04%
3.06%
3.06%
0.0%
2.0%
4.0%
6.0%
8.0%
0
1,000
2,000
3,000
4,000
1Q15
2Q15
3Q15
4Q15
1Q16
Net Interest Income
Net Interest Margin

U.S. BANCORP  |
Noninterest Income
$446
$472
$505
$536
$424
$240
$231
$224
$211
$187
$376
$396
$409
$400
$390
$322
$334
$329
$336
$339
$770
$839
$859
$857
$809
0
700
1,400
2,100
2,800
1Q15
2Q15
3Q15
4Q15
1Q16
Noninterest Income
Key Points
vs. 1Q15
•
Noninterest income decreased $5 million, or 0.2%
Higher credit and debit card revenue (10.4% increase) due to higher transaction volumes including acquired portfolios and higher merchant processing services revenue (3.9% increase) due to
higher transaction volumes and equipment sales to merchants
Higher trust and investment management fees (5.3% increase)
reflecting lower fee waivers
Lower mortgage banking revenue (22.1% decrease) primarily due to lower origination and sales revenue driven by lower volume and lower pricing as a result of market competition
vs. 4Q15
•
Noninterest income decreased $191 million, or 8.2%
Lower credit and debit card revenue (9.5% decrease) primarily due to seasonally lower sales volumes partially offset by recent portfolio acquisitions, and lower merchant processing revenues
(5.1% decrease) due to seasonally lower product fees and lower equipment sales to merchants
Lower mortgage banking revenue (11.4% decrease) primarily due to an unfavorable change in the value of mortgage servicing rights
Lower commercial products revenue (11.3% decrease) due to
lower commercial leasing revenue and lower syndication fees
Lower other income (31.6% decrease) due to the HSA deposit sale in 4Q15, lower sales of tax credits and lower retail leasing revenue
Year-Over-Year Change
2.2%
(7.0%)
3.7%
(1.3%)
(0.2%)
$2,149
$2,154
$2,272
$2,326
$2,340
All Other
Mortgage
Service Charges
Trust and Inv Mgmt
Payments
Notable items: 3Q15 Visa gain $135 million, student loan market value adjustment ($58) million
Payments = credit and debit card, corporate payment products and merchant processing
Service charges = deposit service charges, treasury management and ATM processing
$ in millions

U.S. BANCORP  |
Noninterest Expense
$479
$459
$501
$554
$465
$214
$221
$222
$230
$233
$229
$266
$291
$295
$254
$247
$247
$251
$246
$248
$1,496
$1,489
$1,510
$1,484
$1,549
0
800
1,600
2,400
3,200
1Q15
2Q15
3Q15
4Q15
1Q16
Noninterest Expense
Key Points
vs. 1Q15
•
Noninterest expense increased $84 million, or 3.2%
Higher compensation (5.9% increase) reflecting the impact of merit increases and  one additional day in the quarter
Higher professional services expense (27.3% increase) primarily due to compliance-related matters
Higher technology expense (8.9% increase) reflecting acquisition conversion costs
Lower employee benefits expense (5.4% decrease) mainly due to lower pension costs
Lower other noninterest expense (3.7% decrease) reflecting the impact of lower mortgage servicing expenses and proceeds from an insurance recovery
vs. 4Q15
•
Noninterest expense decreased $60 million, or 2.1%
Higher compensation expense (3.1% increase) reflecting the
seasonal impact of variable compensation including stock-based compensation grants
Lower professional services expense (21.6% decrease) due to lower costs related to legal and compliance-related matters
Lower other noninterest expense (17.3% decrease) reflecting
seasonally lower costs related to investments in tax-advantaged projects
Year-Over-Year Change
4.8%
(2.6%)
6.2%
0.2%
3.2%
$2,749
$2,665
$2,682
$2,775
$2,809
All Other
Tech and Communications
Prof Svcs, Marketing and PPS
Occupancy and Equipment
Compensation and Benefits
Notable items:  3Q15 elevated expenses related to mortgage-related compliance and the company-wide talent upgrade costs $60 million
$ in millions

U.S. BANCORP  |
Capital Position
* RWA = risk-weighted assets
$ in billions
1Q16
4Q15
3Q15
2Q15
1Q15
Total U.S. Bancorp shareholders' equity
46.7
46.1
$
45.1
$
44.5
$
44.3
$
Standardized Approach
Basel III transitional standardized approach
Common equity tier 1 capital ratio
9.5%
9.6%
9.6%
9.5%
9.6%
Tier 1 capital ratio
11.1%
11.3%
11.1%
11.0%
11.1%
Total risk-based capital ratio
13.1%
13.3%
13.1%
13.1%
13.3%
Leverage ratio
9.3%
9.5%
9.3%
9.2%
9.3%
Common equity tier 1 capital to RWA* estimated for the
Basel III fully implemented standardized approach
9.2%
9.1%
9.2%
9.2%
9.2%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches
12.3%
12.5%
13.0%
12.9%
12.3%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches
11.9%
11.9%
12.4%
12.4%
11.8%
Tangible common equity ratio
7.7%
7.6%
7.7%
7.5%
7.6%
Tangible common equity as a % of RWA
9.3%
9.2%
9.3%
9.2%
9.3%

14 U.S. BANCORP | Appendix

U.S. BANCORP  |
Average Loans
15.1%
11.0%
9.5%
9.0%
10.2%
6.5%
4.8%
3.6%
3.1%
(0.6%)
(0.3%)
(1.4%)
(0.3%)
2.1%
5.4%
2.4%
1.3%
1.1%
4.7%
5.2%*
3.5%
4.0%
0.3%
5.6%*
(1.8%)
5.7%*
3.6%
0
70
140
210
280
1Q15
2Q15
3Q15
4Q15
1Q16
Average Loans
Key Points
vs. 1Q15
•
Average total loans increased by $14.3 billion,
or 5.8% (5.2% growth excluding the Fidelity
portfolio acquisition at end of 4Q15)
•
Average total commercial loans increased
$8.3 billion, or 10.2%
•
Average retail loans increased 3.6% driven by
growth in auto loans
vs. 4Q15
•
Average total loans increased by $5.6 billion, or
2.2% (1.6% growth excluding the Fidelity
portfolio acquisition at end of 4Q15)
•
Average total commercial loans increased
$3.0 billion, or 3.5%
Year-Over-Year Growth
5.1%
2.5%
2.7%
4.2%
5.8%
Covered
Commercial
CRE
Res Mtg
Retail
Credit Card
$262.3
$248.0
$246.6
$250.5
$256.7
4.0%*
$ in billions
3.8%*
* Excluding student loans, which were transferred from held for sale at the end of 1Q15 and returned to held for investment during 3Q15 and the acquisition of the Fidelity credit card portfolio at the end of 4Q15
5.2%*

U.S. BANCORP  |
Average Deposits
(8.2%)
(14.1%)
(18.1)
(19.2%)
(14.4%)
24.7%
30.2%
21.3%
20.2%
17.0%
7.3%
6.1%
5.9%
6.7%
7.1%
5.2%
7.7%
9.2%
9.0%
5.4%
0
80
160
240
320
1Q15
2Q15
3Q15
4Q15
1Q16
Average Deposits
Key Points
vs. 1Q15
•
Average total deposits increased by
$17.4 billion, or 6.3%
•
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $23.1 billion, or 9.7%
vs. 4Q15
•
Average total deposits increased by
$1.4 billion, or 0.5%
•
Average low-cost deposits increased by
$0.4 billion, or 0.1%
Year-Over-Year Growth
8.1%
8.9%
6.9%
6.9%
6.3%
Time
Money Market
Checking and Savings
Noninterest-bearing
$278.5
$285.7
$289.7
$294.5
$295.9
$ in billions

U.S. BANCORP  |
Credit Quality –
Commercial Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average linked quarter loan growth of 3.5% and year-over-year loan growth of 10.2% demonstrates continued
momentum with customers
•
Net charge-offs increased on a linked quarter basis but remained at historically low levels
•
Nonperforming loans increased primarily due to weakness in energy
•
Line utilization remained relatively stable
1Q15
4Q15
1Q16
Average Loans
$81,508
$86,803
$89,820
30-89 Delinquencies
0.23%
0.36%
0.21%
90+ Delinquencies
0.05%
0.05%
0.05%
Nonperforming Loans
0.11%
0.20%
0.52%
$81,508
$83,253
$84,704
$86,803
$89,820
0.21%
0.20%
0.33%
0.29%
0.37%
0.0%
0.5%
1.0%
1.5%
2.0%
0
25,000
50,000
75,000
100,000
1Q15
2Q15
3Q15
4Q15
1Q16
Average Loans
Net Charge-offs Ratio
$ in millions
20%
24%
28%
32%
36%
Revolving Line Utilization Trend

U.S. BANCORP  |
A&D
Construction
$821
Credit Quality –
Commercial Real Estate
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Year-over-year average loans decreased 0.6% due to disciplined underwriting
•
Nonperforming loans remained at historically low levels
•
Recoveries within the CRE portfolio continued to largely offset loan charge-offs
1Q15
4Q15
1Q16
Average Loans
$42,671
$42,231
$42,401
30-89 Delinquencies
0.24%
0.21%
0.19%
90+ Delinquencies
0.07%
0.03%
0.04%
Nonperforming Loans
0.51%
0.30%
0.24%
Performing TDRs*
$259
$209
$212
$ in millions
Investor
$20,750
Owner
Occupied
$11,086
Multi-family
$3,536
Retail
$914
Residential
Construction
$2,152
Office
$909
Other
$2,233
* TDR = troubled debt restructuring
$42,671
$42,446
$42,316
$42,231
$42,401
-0.17%
0.01%
-0.10%
0.00%
-0.05%
-0.5%
0.0%
0.5%
1.0%
1.5%
0
20,000
40,000
60,000
1Q15
2Q15
3Q15
4Q15
1Q16
Average Loans
Net Charge-offs Ratio
CRE Construction
CRE Mortgage

U.S. BANCORP  |
Credit Quality –
Residential Mortgage
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Originations continued to be high credit quality (weighted average FICO 757, weighted average LTV 69%)
•
86% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
$ in millions
1Q15
4Q15
1Q16
Average Loans
$51,426
$52,970
$54,208
30-89 Delinquencies
0.38%
0.32%
0.24%
90+ Delinquencies
0.33%
0.33%
0.31%
Nonperforming Loans
1.61%
1.33%
1.23%
*Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,820 million in 1Q16)
$51,426
$51,114
$51,831
$52,970
$54,208
0.28%
0.26%
0.19%
0.12%
0.14%
0.0%
0.5%
1.0%
1.5%
2.0%
0
15,000
30,000
45,000
60,000
1Q15
2Q15
3Q15
4Q15
1Q16
$1,851
$1,931
$1,903
$1,863
$1,827
0
1,000
2,000
3,000
4,000
1Q15
2Q15
3Q15
4Q15
1Q16
Residential Mortgage Performing TDRs*
Average Loans
Net Charge-offs Ratio

U.S. BANCORP  |
Credit Quality –
Credit Card
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Year-over-year growth in average loans of 13.6% driven, in part, by Fidelity portfolio acquisition at the end of 4Q15
•
Origination strength was driven by high credit quality accounts with a commitment weighted average FICO of 758
$ in millions
1Q15
4Q15
1Q16
Average Loans
$17,823
$18,838
$20,244
30-89 Delinquencies
1.16%
1.15%
1.09%
90+ Delinquencies
1.19%
1.09%
1.10%
Nonperforming Loans
0.13%
0.04%
0.04%
$22
$16
$12
$9
$7
0.13%
0.09%
0.06%
0.04%
0.04%
0.0%
0.5%
1.0%
1.5%
2.0%
0
9
18
27
36
1Q15
2Q15
3Q15
4Q15
1Q16
$17,823
$17,613
$17,944
$18,838
$20,244
3.71%
3.85%
3.38%
3.50%
3.26%
0.0%
3.0%
6.0%
9.0%
12.0%
0
6,000
12,000
18,000
24,000
1Q15
2Q15
3Q15
4Q15
1Q16
Average Loans
Net Charge-offs Ratio
Credit Card Nonperforming Loans

U.S. BANCORP  |
Credit Quality –
Home Equity
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
High-quality originations (weighted average FICO on commitments was 763, weighted average CLTV 71%)
originated primarily through the retail branch network to existing bank customers on their primary residences
•
Net charge-offs ratio continued to decline on a linked quarter and year-over-year basis
$ in millions
1Q15
4Q15
1Q16
Average Loans
$15,897
$16,241
$16,368
30-89 Delinquencies
0.41%
0.36%
0.39%
90+ Delinquencies
0.25%
0.25%
0.26%
Nonperforming Loans
1.07%
0.83%
0.80%
Home Equity
Subprime: 1%
Wtd Avg LTV*: 89%
NCO: 0.00%
Prime: 97%
Wtd Avg LTV*: 72%
NCO: 0.05%
Other: 2%
Wtd Avg LTV*: 71%
NCO: 0.00%
*LTV at origination
$15,897
$15,958
$16,083
$16,241
$16,368
0.36%
0.28%
0.17%
0.15%
0.05%
0.0%
1.0%
2.0%
3.0%
4.0%
0
5,000
10,000
15,000
20,000
1Q15
2Q15
3Q15
4Q15
1Q16
Average Loans
Net Charge-offs Ratio

U.S. BANCORP  |
Credit Quality –
Retail Leasing
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued high-quality originations (weighted average FICO 788) support the portfolio’s stable credit profile
•
Delinquencies, nonperforming loans, and net charge-offs remained at very low levels
$ in millions
1Q15
4Q15
1Q16
Average Loans
$5,819
$5,265
$5,179
30-89 Delinquencies
0.12%
0.21%
0.17%
90+ Delinquencies
0.00%
0.02%
0.02%
Nonperforming Loans
0.02%
0.06%
0.04%
* Manheim
Used
Vehicle
Value
Index
source:
www.manheimconsulting.com,
January
1995
=
100,
quarter
value
=
average
monthly
ending
values
0
2,000
4,000
6,000
8,000
1Q15
2Q15
3Q15
4Q15
1Q16
0.0%
0.2%
0.4%
0.6%
0.8%
$5,819
$5,696
$5,480
$5,265
$5,179
0.07%
0.07%
0.14%
0.08%
0.08%
Average Loans
Net Charge
-offs Ratio
100
110
120
130
140
Manheim
Used Vehicle Index*

U.S. BANCORP  |
Credit Quality –
Other Retail
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Overall growth continued to be driven by auto loans and installment, which were up 10.7% and 12.5%
year-over-year, respectively
•
Delinquency rates, nonperforming loans, and net charge-offs remained stable
$ in millions
1Q15
4Q15
1Q16
Average Loans
$27,604
$29,556
$29,550
30-89 Delinquencies
0.44%
0.52%
0.42%
90+ Delinquencies
0.11%
0.11%
0.10%
Nonperforming Loans
0.06%
0.08%
0.08%
$27,604
$25,415
$27,286
$29,556
$29,550
0.60%
0.62%
0.65%
0.71%
0.69%
0.0%
0.5%
1.0%
1.5%
2.0%
0
10,000
20,000
30,000
40,000
1Q15
2Q15
3Q15
4Q15
1Q16
Average Loans
Net Charge-offs Ratio
Auto Loans
$16,623
Installment
$7,059
Revolving
Credit
$3,297
Student
Loans
$2,571
Other Retail

U.S. BANCORP  |
Credit Quality –
Auto Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued growth in auto loans driven by high-quality originations in the indirect channel (weighted average FICO 770)
•
Net charge-offs were up slightly year-over-year, driven by maturation of growth initiatives
$ in millions
1Q15
4Q15
1Q16
Average Loans
$15,013
$16,551
$16,623
30-89 Delinquencies
0.30%
0.51%
0.39%
90+ Delinquencies
0.01%
0.04%
0.02%
Nonperforming Loans
0.03%
0.07%
0.07%
Indirect and Direct Channel
Direct: 6%
Wtd Avg FICO: 748
NCO: 0.12%
Indirect: 94%
Wtd Avg FICO: 765
NCO: 0.43%
Auto loans are included in Other Retail category
$15,013
$15,609
$16,220
$16,551
$16,623
0.19%
0.15%
0.22%
0.36%
0.41%
0.0%
0.5%
1.0%
1.5%
2.0%
0
5,000
10,000
15,000
20,000
1Q15
2Q15
3Q15
4Q15
1Q16
Average Loans
Net Charge-offs Ratio

U.S. BANCORP  |
Non-GAAP Financial Measures
* Preliminary data. Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments.
(3) Includes
higher
risk-weighting
for
unfunded
loan
commitments,
investment
securities,
residential
mortgages,
mortgage
servicing
rights
and
other
adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.
March 31,
December 31,
September 30,
June 30,
March 31,
(Dollars in Millions, Unaudited)
2016
2015
2015
2015
2015
Total equity
$47,393
$46,817
$45,767
$45,231
$44,965
Preferred stock
(5,501)
(5,501)
(4,756)
(4,756)
(4,756)
Noncontrolling interests
(638)
(686)
(692)
(694)
(688)
Goodwill (net of deferred tax liability) (1)
(8,270)
(8,295)
(8,324)
(8,350)
(8,360)
Intangible assets, other than mortgage servicing rights
(820)
(838)
(779)
(744)
(783)
Tangible common equity (a)
32,164
31,497
31,216
30,687
30,378
Tangible common equity (as calculated above)
32,164
31,497
31,216
30,687
30,378
Adjustments (2)
99
67
118
125
158
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b)
32,263
31,564
31,334
30,812
30,536
Total assets
428,638
421,853
415,943
419,075
410,233
Goodwill (net of deferred tax liability) (1)
(8,270)
(8,295)
(8,324)
(8,350)
(8,360)
Intangible assets, other than mortgage servicing rights
(820)
(838)
(779)
(744)
(783)
Tangible assets (c)
419,548
412,720
406,840
409,981
401,090
Risk-weighted assets, determined in accordance with prescribed transitional standardized approach regulatory requirements (d)
346,227
*
341,360
336,227
333,177
327,709
Adjustments (3)
3,485
*
3,892
3,532
3,532
3,153
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e)
349,712
*
345,252
339,759
336,709
330,862
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements
267,309
*
261,668
248,048
245,038
254,892
Adjustments (4)
3,707
*
4,099
3,723
3,721
3,321
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f)
271,016
*
265,767
251,771
248,759
258,213
Ratios*
Tangible common equity to tangible assets (a)/(c)
7.7

%
7.6

%
7.7

%
7.5

%
7.6

%
Tangible common equity to risk-weighted assets (a)/(d)
9.3

9.2

9.3

9.2

9.3

Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e)
9.2
9.1
9.2
9.2
9.2
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f)
11.9
11.9
12.4
12.4
11.8

U.S. Bancorp 1Q16 Earnings Conference Call April 20, 2016